SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                          DATE OF REPORT: June 30, 2004
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                    DONINI, INC. (formerly PRS Sub VI, Inc.)
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             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)


                                    0-32133
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                            (Commission File Number)


                                   22-3768426
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                      (IRS Employer Identification Number)


                      4555 boul, des Grandes Prairies, #304
                  St. Leonard, Montral, Quebec, Canada   H1R1A5
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               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
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                         Registrant's Telephone Number,
                               Including Area Code
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.4    Form of Convertible Note

         Exhibit 99.5    Form of Registration Rights Agreement



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   1.  Filed with the Securities and Exchange Commission on July 22, 2004 as an
       exhibit to the Registration Statement of the Registrant on Form 8-K/A, Registration No. 333-117371, which exhibits are incorporated herein by reference.

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

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                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Donini, Inc.


July 22, 2004                           By: /s/ PETER DEROS
                                            ------------------------------------
                                            President and Chief
                                            Executive Officer

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